UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2022

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	90-1898207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Legacy Drive, Suite 400, Plano, Texas 75024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 963-2644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information and disclosures set forth in Item 5.03 hereof relating to the Second Amended and Restated Designation (as defined below) are incorporated by reference into this Item 3.02 in their entirety.

As a result of the effectiveness of the Second Amended and Restated Designation, the outstanding Series A Convertible Preferred Stock of American International Holdings Corp.’s (the “Company”, “we” and “us”) became convertible into 60% of the Company’s outstanding shares of the Company’s common stock (on a pre-conversion basis, or 150% of the Company’s outstanding shares on a post-conversion basis), at the option of the holder thereof, Mr. Jacob D. Cohen, our Chief Executive Officer and director. If converted in full, and notwithstanding the Individual Conversion Limitation discussed above, the currently outstanding 1,000,000 shares of Series A Convertible Preferred Stock would convert into an aggregate of 145,930,353 shares of common stock (or approximately 2,432,173 shares of common stock following the Reverse Stock Split, discussed below).

The transaction relating to the Second Amended and Restated Designation and the Series A Convertible Preferred Stock was exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) since the foregoing transactions did not involve a public offering, the recipient took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipient was (a) an “accredited investor”; (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act; and/or (c) was an officer and director of the Company. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 3.03 Material Modification to Rights of Security Holders.

The information and disclosures set forth in Item 5.03 hereof are incorporated by reference into this Item 3.03 in their entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation to Affect a 1-for-60 Reverse Stock Split

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission” or the “SEC”) on August 4, 2021, effective on July 30, 2021, Cohen Enterprises, Inc, which is beneficially owned by our Chief Executive Officer and director, Jacob D. Cohen, and Mr. Cohen directly, the holders of 22,500,000 shares of the Company’s common stock, representing 29.4% of the outstanding shares of the Company’s common stock as of such date, and holders of one (1) share of the Company’s Series A Preferred Stock, representing 114,794,490 voting shares as of such date (collectively, the “Majority Stockholders”), representing an aggregate of 137,294,490 total voting shares or 71.8% of the 191,324,150 total voting shares as of such date, executed a written consent in lieu of the fiscal 2021 annual meeting of stockholders (the “Majority Stockholder Consent”), approving among other things, the grant of discretionary authority for our Board of Directors, without further shareholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-two and one-for-sixty, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) July 30, 2022; and (b) the date of the Company’s 2022 annual meeting of stockholders (the “Shareholder Authority”).

On January 25, 2022, our board of directors, pursuant to such shareholder authority, approved a stock split ratio of 1-for-60 (“Reverse Stock Split”), provided that such approval was subject in all cases to approval of such Reverse Stock Split by the Financial Industry Regulatory Authority (FINRA), and the filing of an amendment to the Articles of Incorporation of the Company with the Secretary of State of Nevada. On May 6, 2022, the Company filed a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of Nevada to affect the Reverse Stock Split (the “Amendment”), which became effective at 1:00 A.M., Eastern Standard Time, on May 12, 2022.

Reason for the Reverse Stock Split

The Reverse Stock Split was effected solely in an effort to enable the Company to meet the minimum share price requirement of the NASDAQ Capital Market (i.e., $4.00 per share) for its common stock in connection with a planned uplisting of its common stock to the NASDAQ Capital Market; provided that such Reverse Stock Split may not result in the Company’s common stock meeting the minimum price requirements of the NASDAQ Capital Market for any period of time, including the required time period required by NASDAQ Capital Market Rules, and the Company’s previously filed application to uplist its common stock to the NASDAQ Capital Market may not be approved in the future. As a result, the Company’s common stock may never be approved for uplisting on the NASDAQ Capital Market.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split became effective at 1:00 A.M., Eastern Standard Time, on May 12, 2022 (the “Effective Date”), and it is expected that at the start of trading on May 13, 2022, the shares of common stock will begin trading on a split-adjusted basis. In connection with the Reverse Stock Split, the Company’s shares of common stock will continue to be quoted on the OTCQB Market maintained by OTC Markets and will trade under a new CUSIP Number, 02687R205, provided that the Company’s common stock will trade under a new and temporary ticker symbol “AMIHD” for a period of 20 business days including the effective date of the Reverse Stock Split. After the conclusion of the 20-business day period, the Company’s common stock will resume trading under its previous ticker symbol “AMIH”.

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s common stock held by each shareholder will be converted automatically into the number of whole shares of common stock equal to (i) the number of issued and outstanding shares of common stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) sixty (60).

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Because the Amendment did not reduce the number of authorized shares of the Company’s common stock, the effect of the Amendment and the Reverse Stock Split is to increase the number of shares of common stock available for issuance relative to the number of shares issued and outstanding.

Non-Certificated Shares; Certificated Shares. Shareholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

The Company’s transfer agent, American Stock Transfer & Trust Company, LLC will contact shareholders who hold shares in certificate form and provide further instructions on how such shareholders may (but are not required to) send their certificates to the Company’s transfer agent so that the transfer agent can issue a new share certificate reflecting the terms of the Reverse Stock Split.

Articles of Amendment to Articles of Incorporation. The Reverse Stock Split was effected by the Company filing the Amendment with the Secretary of State of the State of Nevada on May 6, 2022. The Amendment became effective on the Effective Date. As discussed above, the shareholders previously granted authority to the Board of Directors of the Company to complete the Reverse Stock Split pursuant to the Shareholder Authority, which authority the Board of Directors relied upon in approving the filing of the Amendment.

Capitalization. As of May 13, 2022 (immediately prior to the Effective Date), it is expected that there will be 97,286,902 shares of common stock outstanding and 195,000,000 shares of common stock authorized. As a result of the Reverse Stock Split, there will be approximately 1,621,448 shares of common stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the common stock or the number of authorized shares of common stock (195,000,000 shares).

The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 5,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates and voting rights of such preferred stock.

Each shareholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Reverse Stock Split.

Generally, options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be appropriately adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities are exercisable or convertible by 60 and multiplying the exercise or conversion price thereof by 60, as a result of the Reverse Stock Split. Additionally, the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plans will be reduced proportionately.

Second Amended and Restated Certificate of Designations – Series A Convertible Preferred Stock

On May 6, 2022, the Company’s Board of Directors and its Chief Executive Officer, President, and Director, Jacob D. Cohen, as the then sole shareholder of the Company’s Series A Preferred Stock (pursuant to a written consent to action without meeting of the sole Series A Preferred Stock shareholder), approved the adoption of, and filing of, a Second Amended and Restated Certificate of Designations of American International Holdings Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of its Series A Convertible Preferred Stock (the “Second Amended and Restated Designation”), which was filed with, and became effective with, the Secretary of State of Nevada on the same date. The Second Amended and Restated Designation designated 1,000,000 shares of Series A Convertible Preferred Stock. The Board of Directors approved the terms of the Second Amended and Restated Designation as additional consideration to Mr. Cohen for his services to the Company.

Upon the filing and effectiveness of the Second Amended and Restated Designation with the Secretary of State of the State of Nevada, each outstanding share of Series A Preferred Stock of the Company (the “Old Stock”) was automatically split, reclassified and converted into 1,000,000 shares of Series A Preferred Stock having the rights and privileges described in the Second Amended and Restated Designation (the “New Stock”), as described below. As a result, Mr. Cohen, as the sole holder of the one outstanding share of the Old Stock prior to the filing of the Second Amended and Restated Designation, became the holder of all 1,000,000 authorized, issued, and outstanding shares of the New Stock immediately upon the effectiveness of such filing. Notwithstanding such reverse-stock split, there was no change to the immediate voting rights of such Series A Convertible Preferred Stock as a result of such reverse-stock split.

Series A Convertible Preferred Stock

The Second Amended and Restated Designation provides for the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) to have the following rights:

Dividend Rights. The Series A Preferred Stock do not accrue dividends.

Liquidation Preference. The Series A Preferred Stock have no liquidation preference.

Conversion Rights. Each holder of Series A Preferred Stock may, at its option, convert its shares of Series A Preferred Stock (each a “Series A Conversion”) into that number of shares of common stock equal to the holder’s pro rata share of all Series A Preferred Stock then issued and outstanding, multiplied by (i) 60%, minus the aggregate percentage of the Company’s outstanding common stock previously converted by holders of the Series A Preferred Stock, through such applicable date (for example, if prior to the applicable date of determination, shares of Series A Preferred Stock have been converted into 3% of the outstanding shares of common stock as of such date of determination, the Series A Preferred Stock would, in aggregate, be convertible into 57% of the then outstanding shares of common stock of the Company), multiplied by (ii) the outstanding shares of our common stock outstanding immediately after such conversion, divided by (iii) the total number of shares of Series A Preferred Stock then outstanding. No individual conversion by any individual holder shall be in an amount greater than 9.99% of the outstanding common stock of the Company on the date on which the holder delivers notice of such conversion to the Company (the “Individual Conversion Limitation”). The result of the above, is that such Series A Preferred Stock is convertible into 60% of the Company’s outstanding common stock (on a post-conversion basis, i.e., 150% of the Company’s outstanding common stock on a pre-conversion basis) currently.

Voting Rights. Each holder of Series A Preferred Stock is entitled to vote its shares of Series A Preferred Stock on an as-converted basis as to all shareholder matters, without regard to the Individual Conversion Limitation.

Additionally, so long as Series A Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Series A Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the Articles of Incorporation or the Bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Series A Preferred Stock, (ii) effect any reclassification of the Series A Preferred Stock, (iii) designate any additional series of preferred stock, the designation of which adversely effects the rights, privileges, preferences or limitations of the Series A Preferred Stock; or (iv) amend, alter or repeal any provision of the Series A Designation (except in connection with certain non-material technical amendments).

Redemption Rights. The Series A Preferred Stock have no redemption rights.

Protective Provisions. Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, the Company cannot without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a) Issue any additional shares of Series A Preferred Stock after the original issuance of shares of Series A Preferred Stock;

(b) Increase or decrease the total number of authorized or designated shares of Series A Preferred Stock;

(c) Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock;

(d) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock; or

(e) Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in the Second Amended and Restated Designation.

Transfer Restrictions. Each holder of Series A Preferred Stock is prohibited from Transferring any shares of Series A Preferred Stock. “Transfer” means directly or indirectly (a) offering for sale, selling, pledging, hypothecating, transferring, assigning or otherwise disposing of (or enter into any transaction or device that is designed to, or could be expected to, result in the sale, pledge, hypothecation, transfer, assignment or other disposition at any time) (including, without limitation, by operation of law); or (b) entering into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the benefits or risks of ownership of the applicable securities, whether any such transaction is to be settled by delivery of securities or other securities, in cash or otherwise.

* * * *

The descriptions of the Amendment and the Second Amended and Restated Designation above are not complete and are qualified in their entirety by the full text of the Amendment and the Second Amended and Restated Designation, filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference in their entirety.

Item 8.01 Other Events.

The Company also reports that it is contemplating pursuing a corporate restructuring which may include, among other things, a merger, acquisition, or divestiture of certain of its assets or subsidiaries. The Company does not currently have any plans to go private or cease filing reports with the Securities and Exchange Commission. As part of the corporate restructuring, the Company may seek to divest its healthcare related subsidiaries which may include any or all of the following: EPIQ MD, Inc., EPIQ Scripts, LLC, LifeGuru, Inc., Mangoceuticals, Inc., and ZipDoctor, Inc. Such divestiture may be to a third party or an affiliate of the Company, on arms-length terms. No definitive agreements have been entered into to date and the ultimate terms of any such agreement(s), if any, are currently unknown. The Company may be unable to complete a corporate restructuring timely, on favorable terms, or at all, and may not be able to obtain required consents and approvals for such a transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment to Articles of Incorporation of American International Holdings Corp. (1-for-60 Reverse Stock Split of Common Stock) filed with the Nevada Secretary of State on May 6, 2022, and effective May 13, 2022
3.2*	Second Amended and Restated Certificate of Designations of American International Holdings Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock, filed with the Secretary of State of Nevada on May 6, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: May 12, 2022	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer